SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 19, 2003

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                   001-16533                63-1261433
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)


   100 Brookwood Place, Birmingham, Alabama                     35209
     (Address of Principal Executive Office )               (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


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Item 9.       Regulation FD Disclosure
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              On December 19, 2003 ProAssurance Corporation issued a news release disclosing ProAssurance's decision to terminate an inter-company reinsurance agreement between two of the Company's subsidiaries, The Medical Assurance Company, Inc., and Medical Assurance of West Virginia. The release also comments on Standard & Poor's decision to downgrade the rating of Medical Assurance of West Virginia as a result of the termination of that agreement. A copy of the press release is included as exhibit 99.1 to this report.

              The information in this Current Report, including the news release attached hereto, is being furnished pursuant to Item 9 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 19, 2003


                                PROASSURANCE CORPORATION


                                By:  /s/ Howard H. Friedman
                                ------------------------------------------------
                                         Howard H. Friedman
                                         Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.
-----------

99.1  Press Release, dated December 19, 2003, issued by ProAssurance Corporation

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